SUPPLEMENT DATED FEBRUARY 26, 2020 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED JANUARY 31, 2020
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK VECTORS ETF TRUST

IMPORTANT NOTICE REGARDING NAME CHANGE

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus and the current Statement of Additional Information for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors NDR CMG Long/Flat Allocation ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective March 2, 2020, all references to “VanEck Vectors NDR CMG Long/Flat Allocation ETF” are hereby deleted and replaced with “VanEck Vectors Long/Flat Trend ETF.”

Please retain this supplement for future reference.